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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 7, 2002


                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                            (State of Incorporation)


            000-25677                                    51-0384117
     (Commission File Number)               (I.R.S. Employer Identification No.)


                            1620 - 400 Burrard Street
                   Vancouver, British Columbia V6C 3A6, Canada
                    (Address of principal executive offices)


                                 (604) 683-5767
              (Registrant's telephone number, including area code)


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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

(a)   Previous  independent  accountants.

     (i) On May 7, 2002, Ernst & Young Deutsche Allgemeine Treuhand AG ("E&Y") resigned as independent accountants for Cybernet Internet Services International, Inc. (the "Registrant"). The change in independent accountants was approved by the Registrant's board of directors.

     (ii) The reports of E&Y on the Registrant's consolidated financial statements for the two most recent fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) During the Registrant's two most recent fiscal years and the subsequent interim periods preceding E&Y's resignation, the Registrant had no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to such disagreements in its report on the Registrant's consolidated financial statements for such years and interim periods.

     (iv) During the Registrant's two most recent fiscal years and the subsequent interim periods preceding E&Y's resignation, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     (v) The Registrant has requested, and E&Y has furnished, a letter addressed to the United States Securities and Exchange Commission stating that E&Y agrees with the above statements. A copy of such letter, dated May 13, 2002, is filed as Exhibit 16 to this Form 8-K.

(b)   New  independent  accountants.

      On May 8, 2002, the Registrant engaged Peterson Sullivan P.L.L.C. ("Peterson Sullivan") as its new independent accountants. The decision to engage Peterson Sullivan was approved by the Registrant's board of directors. During the Registrant's two most recent fiscal years and the subsequent interim periods preceding E&Y's resignation, the Registrant did not consult Peterson Sullivan regarding either:

      (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Peterson Sullivan concluded was an important factor

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            considered  by  the  Registrant  in  reaching  a decision as to any such accounting, auditing or financial reporting issue; or

      (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)   Exhibits.

Exhibit Number     Description
--------------     -----------

      16 Letter from Ernst & Young Deutsche Allgemeine Treuhand AG dated May 13, 2002 regarding change in independent accountants.

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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                   CYBERNET  INTERNET  SERVICES
                                                   INTERNATIONAL,  INC.


                                                    /s/ Roy Zanatta
                                                   ----------------------------
                                                   Roy  Zanatta
                                                   Secretary


Date: May 13, 2002
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                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
                                    FORM 8-K

                                  EXHIBIT INDEX


Exhibit Number     Description
--------------     -----------

      16 Letter from Ernst & Young Deutsche Allgemeine Treuhand AG dated May 13, 2002 regarding change in independent accountants.